Exhibit 10.9

EXECUTION VERSION

GUARANTY

This GUARANTY (this “Guaranty”) is entered into as of January 29, 2021, by and among each of the entities listed on the signature pages hereto as a Guarantor (together with any other Person that at any time after the date hereof becomes a party hereto pursuant to Section 13, collectively, the “Guarantors” and each individually, a “Guarantor”) and Bank of Montreal, as Administrative Agent under the Credit Agreement referred to below (in such capacity, together with its permitted successors and assigns, the “Agent”) in favor of and for the benefit of the financial institutions (the “Lenders”) party to the Credit Agreement (as defined below).

RECITALS

A. Accelerant Holdings LP, a Cayman Islands exempted limited partnership, acting by its general partner, Accelerant Holdings GP (the “Initial Borrower”), has entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement,” capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement) with the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent.

B. Each Guarantor is a Subsidiary of the Borrower, and thus the Guaranteed Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of such Guarantor (which benefits are hereby acknowledged).

C. It is a condition precedent to the making of the Loans under the Credit Agreement that the Obligations be guaranteed by the Guarantors.

D. Each Guarantor is willing, irrevocably and unconditionally, to guaranty the Obligations.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Agent to enter into the Credit Agreement and to make Loans thereunder, each Guarantor hereby agrees as follows:

1. Guaranty.

(a) Each Guarantor irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, the due and punctual payment in full of all Guaranteed Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise in accordance with any Loan Document (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term “Guaranteed Obligations” means any and all Obligations of the Borrower (including, without limitation, any extensions, increases, modifications, substitutions, amendments, refinancings, refundings, replacements or renewals of any or all of the Obligations) whether now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising.

Any interest on any portion of the Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceeding had not been commenced) shall be included in the Obligations because it is the intention of the Guarantors and the Agent that the Obligations should be determined without regard to any rule of law or order that may relieve the Borrower of any portion of such Obligations.

The Guaranteed Obligations shall remain in full force and effect until all of the Obligations (other than contingent indemnification and expense reimbursement obligations not yet due and payable) shall have been satisfied by payment in cash in full and the Commitments have been terminated. In the event that all or any portion of the Guaranteed Obligations is paid by the Borrower, the obligations of the Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Agent or any Lender as a preference, fraudulent transfer or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations.

Subject to the other provisions of this Section 1, upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, the Guarantors will promptly upon written demand by the Agent pay, or cause to be paid, in cash, to the Agent for the ratable benefit of the Lenders, an amount equal to the aggregate of the unpaid Guaranteed Obligations.

(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of any Guarantor under this Guaranty and the other Loan Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render

(i) its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law or foreign law applicable to such Guarantor (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to the Borrower or other Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of subordinated Debt which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement, and

(ii) in addition to the preceding clause (i) of this Section 1(b), in the case of any Guarantor that is organized under laws of Malta (“Maltese Guarantor”) and is subject to group solvency capital requirements under (x) Solvency II Rules promulgated by the Solvency II Directive (Directive 2009/138/EC of the European Parliament and of the Council of 25 November 2009 on the taking-up and pursuit of the business of Insurance and Reinsurance), as transposed in the Insurance Business Act (Cap 403 of the Laws of Malta ), the Commission Delegated Regulation (EU) 2015/35 of 10 October 2014 supplementing the Solvency II Directive or (y) any European Insurance and Occupational Pensions Authority guidelines or guidelines issued by any applicable Governmental Authority, including Malta Financial Services Authority, in connection therewith, such Guarantor in breach of such requirements.

2. Guaranty Absolute; Continuing Guaranty. The obligations of the Guarantors hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in cash in full of the Guaranteed Obligations, and each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) the Agent may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement and the consent of the Required Lenders, subject to Section 8.02 of the Credit Agreement; (c) the obligations of such Guarantor hereunder are independent of the obligations of the Borrower under the Loan Documents and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Borrower and whether or not the Borrower is joined in any such action or actions; and (d) any Guarantor’s or the Borrower’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge such Guarantor’s liability for any portion of the Guaranteed Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon the Guarantors and their successors and assigns, and each Guarantor waives, to the extent permitted by applicable law, any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations. The Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained herein or affecting the rights and remedies of the Agent or any Lender hereunder.

3. Actions by Lenders. Any Lender may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations in accordance with the terms of the relevant Loan Document, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the

Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations and (e) exercise any other rights available to the Agent or the other Lenders, or any of them, under the Loan Documents.

4. No Discharge. This Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable subject to bankruptcy, insolvency, reorganization, receivership, moratorium, the pleas of set-off and counter-claim, the plea of prescription, principle of public policy or similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or law), and shall not be subject to any limitation, impairment or discharge for any reason (other than to the extent provided in the Loan Documents), including, without limitation, the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or any agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations; (c) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (d) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, even though the Agent or the Lenders, or any of them, might have elected to apply such payment to any part or all of the Guaranteed Obligations; (e) any defenses (other than defenses of payment or performance), set-offs or counterclaims which any Guarantor or the Borrower may assert against the Agent or any Lender in respect of the Guaranteed Obligations, including, but not limited to, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (f) any other act or thing or omission, or delay to do any other act or thing (other than the payment in cash in full of the Guaranteed Obligations), which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

5. Waivers. Each Guarantor waives, to the extent permitted by applicable law, for the benefit of the Lenders: (a) any right to require the Agent, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower or any other Person, (ii) proceed against or exhaust any security held by the Borrower, any other guarantor of the Guaranteed Obligations or any other Person, (iii) except as provided in any Loan Document, proceed against or have resort to any balance of any deposit account or credit on the books of any Lender in favor of the Borrower or any other Person, or (iv) pursue any other remedy in the power of any Lender; (b) any defense (other than the defense of payment or performance) arising by reason of the incapacity, lack of authority or any disability or other defense of any Guarantor or the Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations, the Loan Documents or any agreement or instrument relating thereto or by reason of the cessation of the liability of any

Guarantor or the Borrower from any cause; (c) any defense (other than the defense of payment or performance) based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense (other than the defense of payment or performance) based upon the Agent’s errors or omissions in the administration of the Guaranteed Obligations, except for (i) the Agent’s willful misconduct or gross negligence (to the extent determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) the Agent’s material breach of its obligations under the Loan Documents (to the extent determined by a court of competent jurisdiction by a final and non-appealable judgment); (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of any Guarantor’s obligations hereunder, or in bankruptcy or in any other instance, (ii) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights of set-offs, recoupments and counterclaims and (iv) promptness, diligence and any requirement that any Lender may have to protect, secure, perfect or insure any Lien or any property subject thereto; (f) any defense (other than the defense of payment or performance) based upon any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise; (g) any defense (other than the defense of payment or performance) based upon any change, restructuring or termination of the corporate structure or existence of any Guarantor or any of its Subsidiaries; (h) any defense (other than the defense of payment or performance) based upon any failure of any Lender to disclose to any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Subsidiaries now or hereafter known to such Lenders; (i) except as required by any other Loan Document, notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of any renewal, notice of or proof of reliance, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (j) to the fullest extent permitted by applicable law, any defenses (other than the defense of payment or performance) or benefits that may be derived from or afforded by applicable law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against such Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6. Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. (a) Until all of the Obligations (other than contingent indemnification and expense reimbursement obligations not yet due and payable) shall have been satisfied by payment in cash in full and the Commitments have been terminated, each Guarantor shall, solely with respect to the Obligations, withhold exercise of (i) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, without limitation, (A) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower, (B) any right to enforce, or to participate in, any claim, right or remedy that the Agent or any Lender now has or may hereafter have against the Borrower, and (C) any benefit of, and any right to participate in, any collateral or security hereafter held by any Lender and (ii) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Obligations. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents or to be held as payment for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against the Borrower, shall be junior and subordinate to any rights the Agent may have against the Borrower, to all right, title and interest the Agent may have in any such collateral or security.

(b) Notwithstanding any provision of this Guaranty to the contrary, all rights of the Guarantors of contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Guaranteed Obligations. Until all of the Obligations (other than contingent indemnification and expense reimbursement obligations not yet due and payable) shall have been satisfied by payment in cash in full and the Commitments have been terminated, no Guarantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the Person making such payment or distribution directly to the Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by any Guarantor, it shall be held in trust for the benefit of the Lenders, and shall forthwith be transferred and delivered by such Guarantor to the Agent, in the exact form received and, if necessary, duly endorsed. No failure on the part of any Guarantor to make the payments required by this Section 6 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of such Guarantor with respect to its obligations hereunder, and such Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

7. Indemnity; Expenses. Each Guarantor agrees that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement. To the maximum extent permitted by applicable law, each Guarantor agrees to indemnify and hold harmless the Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Guaranty and the transactions contemplated hereby (including, without limitation, enforcement of this Guaranty) in accordance with, and subject to the limitations set forth in, Section 10.04 of the Credit Agreement.

8. Financial Condition of Guarantee Parties. No Lender shall have any obligation, and each Guarantor waives any duty on the part of any Lender, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of such Guarantor or the Borrower or any matter or fact relating to the business, operations or condition of each of the Guarantors and the Borrower. Each Guarantor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

9. Representations and Warranties. Each Guarantor hereby represents and warrants that this Guaranty (a) has been duly executed and delivered by such Guarantor and (b) constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

10. Set Off. Any rights Lenders may have with respect to set off shall be solely as set forth in Section 10.08 of the Credit Agreement.

11. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Euros.

12. Amendments and Waivers.

(a) Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Guaranty or any property subject thereto.

(b) Except as otherwise provided in the Credit Agreement, no amendment, modification, termination or waiver of any provision of this Guaranty (which in any event shall not include execution of counterparts to this Guaranty), and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Agent and, in the case of any such amendment or modification, such Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

13. Additional Guarantors. Any Subsidiary of the Borrower may become a party to this Guaranty and the Credit Agreement by signing and delivering to the Administrative Agent a joinder agreement, substantially in the form of Exhibit A attached hereto, whereupon such Subsidiary shall become a Guarantor for all purposes of this Guaranty, the Credit Agreement and each other Loan Document.

14. Miscellaneous. It is not necessary for the Agent to inquire into the capacity or powers of any Guarantor or the Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

No failure by the Agent to exercise, and no delay by the Agent in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided hereunder and each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.

THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. This Guaranty constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Guaranty.

15. Submission to Jurisdiction; Waiver of Jury Trial; etc. Section 10.14(b), (c), (d) and Section 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

16. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty. The words “execution”, “signed”, “signature”, and words of like import in this Guaranty or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

17. Interpretive Provisions. Sections 1.02, 1.03, 1.04, 1.08 and 1.09 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

18. Bank of Montreal as Agent.

(a) Bank of Montreal has been appointed to act as the Agent hereunder by the Lenders. The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that the Agent shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of Required Lenders.

(b) The provisions of the Credit Agreement relating to the Agent including, without limitation, the provisions relating to resignation of the Agent and the powers and duties and immunities of the Agent are incorporated herein by this reference.

19. Termination. Upon all of the Obligations (other than contingent indemnification and expense reimbursement obligations not yet due and payable) shall have been satisfied by payment in cash in full and the Commitments have been terminated, this Guaranty, the guarantees made herein, and all of the obligations of the Guarantors under this Guaranty shall automatically terminate, and the Guarantors shall be automatically released from its Guaranteed Obligations and other obligations hereunder upon such termination, all without delivery of any instrument or performance of any act by any Person. In connection with any termination or release pursuant to this Section 19, the Agent shall execute and deliver such documentation and releases at the expense of the Guarantors as may be reasonably requested by the Guarantors to effectuate or evidence such termination or release.

[Remainder of page intentionally left blank.]

EXECUTION VERSION

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty to be duly executed by its authorized officer thereunto as of the date first written above.

ACCELERANT HOLDINGS as a Guarantor

By:	/s/ Samuel Gaynor
Name:	Samuel Gaynor
Title:	Director

ACCELERANT UNDERWRITING HOLDINGS LIMITED as a Guarantor

By:	/s/ Samuel Gaynor
Name:	Samuel Gaynor
Title:	Director

ACCELERANT US HOLDINGS, LLC as a Guarantor

By:	/s/ Jeffrey Radke
Name:	Jeffrey Lee Radke
Title:	President

[Signature Page to Joinder]

ACCELERANT AGENCY (UK) LIMITED as a Guarantor

By:	/s/ Anna Faulkner
Name:	Anna Faulkner
Title:	Director

ACCELERANT HOLDINGS UK LTD. as a Guarantor

By:	/s/ Simon Jukes
Name:	Simon Jukes
Title:	Director

ACCELERANT UNDERWRITING MANAGERS, INC. as a Guarantor

By:	/s/ Jeffrey Radke
Name:	Jeffrey Lee Radke
Title:	President

ACCELERANT US DISTRIBUTION HOLDINGS, LLC as a Guarantor

By:	/s/ Jeffrey Radke
Name:	Jeffrey Lee Radke
Title:	President

ACCELERANT US SERVICES COMPANY HOLDINGS, LLC as a Guarantor

By:	/s/ Jeffrey Radke
Name:	Jeffrey Lee Radke
Title:	President

ACCELERANT US SERVICES COMPANY, LLC as a Guarantor

By:	/s/ Jeffrey Radke
Name:	Jeffrey Lee Radke
Title:	President

ACCELERANT ACQUISITION SPV 4 LIMITED as a Guarantor

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee Smith
Title:	Director

AYAX (UK) ACQUISITION CO. LTD. as a Guarantor

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee Smith
Title:	Director

ACCELERANT SERVICES UK LIMITED as a Guarantor

By:	/s/ Christopher Lee-Smith
Name:	Christopher Lee Smith
Title:	Director

BANK OF MONTREAL as a Agent

By:	/s/ Brij Grewal
Name:	Brij Grewal
Title:	Managing Director

20